Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Dynamic Materials Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard A. Santa, Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

July 31, 2009

/s/ Richard A. Santa
Richard A. Santa
Senior Vice President and Chief Financial Officer
of Dynamic Materials Corporation

A signed original of this written statement required by Section 906 has been provided to Dynamic Materials Corporation and will be retained by Dynamic Materials Corporation and furnished to the Securities and Exchange Commission or its staff upon request.